SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.___)

 Filed by the Registrant

 Filed by a Party other than the Registrant

 Check the appropriate box:

      Preliminary Proxy Statement

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X   Definitive Proxy Statement

      Definitive Additional Materials

      Soliciting Material Pursuant to <section> 240.14a-11(c) or <section>

      240.14a-12

                               PSB HOLDINGS, INC.
               (Name of Registrant as Specified In Its Charter)

                                NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

   X  No fee required

      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: ___________________________

      (2)  Form, Schedule or Registration Statement No:

            ___________________________

      (3)  Filing Party: ___________________________

      (4)  Date Filed: ___________________________

                                PSB HOLDINGS, INC.
                   PROXY SOLICITED BY DIRECTORS FOR ANNUAL MEETING
                                   APRIL 20, 1999

     The undersigned hereby appoint(s) James E. Low and Harold H. Telschow, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of common stock of PSB Holdings, Inc. that the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 20, 1999 and at any adjournment thereof (the "Annual Meeting"). The proxies have the authority to vote such stock as directed on the face hereof with respect to the proposals set forth in the Proxy Statement with the same effect as though the undersigned were present in person and voting such shares. The undersigned hereby revokes all proxies heretofore given to vote at the Annual Meeting and any adjournment thereof.

     THE DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF EACH NOMINEE.

 1.  Election of Directors:
     LEONARD C. BRITTEN  GEORGE L. GEISLER    THOMAS R. POLZER
     GORDON P. CONNOR    CHARLES A. GHIDORZI  WILLIAM M. REIF
     PATRICK L. CROOKS   GORDON P. GULLICKSON THOMAS A. RIISER
     WILLIAM J. FISH     LAWRENCE HANZ, JR.   EUGENE WITTER

       FOR   each nominee listed above     WITHHOLD AUTHORITY
             (except as marked to          to vote for all nominees
             the contrary below)           listed above

     (Instruction: To withhold authority to vote for any individual nominee(s), print the name of the nominee on the space provided:
     __________________________________________________________________

 2. In their discretion, the proxies are authorized to vote upon matters not known to the Board of Directors as of the date of the accompanying proxy statement, matters incident to the conduct of the meeting and to vote for any nominee of the Board whose nomination results from the inability of an above-named nominee to serve.

   UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

 Please print name of shareholder below: Dated _________________, 1999

 Name:__________________________ __________________________________
     (Please Print)                              Signature

 Name:__________________________ ___________________________________
     (Please Print)                  Signature if held jointly

 When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
 ENCLOSED ENVELOPE.